                                                  Exhibit 31.1

                  NAVISTAR FINANCIAL CORPORATION
                         AND SUBSIDIARIES

CERTIFICATION

I, Pamela Turbeville, certify that:

   1. I have  reviewed  this  quarterly  report  on  Form  10-Q  of
      Navistar Financial  Corporation,  subsidiary of International
      Truck and Engine Corporation;

   2. Based on my  knowledge,  this  report  does not  contain  any untrue  statement  of a  material  fact or  omit  to  state a material  fact  necessary  to make the  statements  made,  in light of the  circumstances  under which such statements were made,  not  misleading  with respect to the period covered by this report;

   3. Based on my knowledge,  the financial  statements,  and other
      financial   information  included  in  this  report,   fairly
      present in all  material  respects the  financial  condition, results of  operations  and cash flows of the  registrant  as of, and for, the periods presented in this report;

   4. The  registrant's   other   certifying   officer  and  I  are
      responsible  for  establishing  and  maintaining   disclosure
      controls  and  procedures  (as defined in Exchange  Act Rules
      13a-15(e) and 15d-15(e)) for the registrant and have:

        a) Designed such  disclosure  controls and  procedures,  or caused such  disclosure  controls and  procedures  to be
           designed under our supervision,  to ensure that material
           information  relating to the  registrant,  including its
           consolidated  subsidiaries,  is  made  known  to  us  by
           others within those  entities,  particularly  during the
           period in which this report is being prepared;

        b) Evaluated   the   effectiveness   of  the   registrant's
           disclosure  controls  and  procedures  and  presented in
           this report our conclusions  about the  effectiveness of
           the disclosure  controls and  procedures,  as of the end
           of the  period  covered  by this  report  based  on such
           evaluation; and

        c) Disclosed in this report any change in the  registrant's internal  control over  financial  reporting (as defined
           in Exchange  Act Rules  13a-15(f)  and  15d-15(f))  that
           occurred  during the  registrant's  most  recent  fiscal
           quarter (the  registrant's  fourth fiscal quarter in the
           case of an annual report) that has materially  affected,
           or  is  reasonably  likely  to  materially  affect,  the
           registrant's  internal control over financial reporting;
           and

   5. The  registrant's   other  certifying   officer  and  I  have
      disclosed,  based on our most recent  evaluation  of internal
      control  over  financial   reporting,   to  the  registrant's
      auditors  and the audit  committee of  registrant's  board of directors (or persons performing the equivalent functions):

        a) All significant  deficiencies and material weaknesses in
           the  design  or  operation  of  internal   control  over
           financial  reporting  which  are  reasonably  likely  to
           adversely  affect  the  registrant's  ability to record,
           process, summarize and report information; and

        b) Any  fraud,  whether  or  not  material,  that  involves management  or other  employees  who have a  significant
           role  in  the   registrant's   internal   controls  over
           financial reporting.

Date:  September 10, 2004                /s/PAMELA TURBEVILLE
                                            Pamela Turbeville
                                           (Principal Executive Officer)